UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	September 18, 2008
(Date of earliest event reported):	September 16, 2008

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	717-291-2411
Former name or former address, if changed since last Report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year .

On September 16, 2008, the Board of Directors of Fulton Financial Corporation ("Fulton") adopted amended and restated Bylaws that amended Article II, Sections 2(c) and 13 of Fulton’s Bylaws to increase the age set forth in these two sections from seventy (70) to seventy-two (72) years.

These amendments to the Fulton Bylaws were effective September 16, 2008 and are attached as exhibit 3.1.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
3.1	Amended and Restated Bylaws of Fulton Financial Corporation, as amended and restated on September 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2008	FULTON FINANCIAL CORPORATION By: /s/ Charles J. Nugent Charles J. Nugent, Senior Executive Vice President and Chief Financial Officer

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